Exhibit 10-39.05

                           TWENTY-NINTH AGREEMENT AMENDING
                           NEW ENGLAND POWER POOL AGREEMENT

             THIS AGREEMENT, dated as of the 1st day of May, 1993 is entered into by the signatories hereto for the amendment by them of the New England Power Pool Agreement dated as of September 1, 1971 (the "NEPOOL Agreement), as previously amended by twenty-eight (28) amendments, the most recent of which was dated as of September 15, 1992.

             WHEREAS, Participant generation resources, other than hydroelectric units, whose annual hours of operation are restricted by regulatory requirements, contract terms or engineering or operating constraints, may require treatment different from that otherwise provided in the NEPOOL Agreement for Capability Responsibility and energy billing purposes; and

             WHEREAS, the signatory Participants have determined to amend the NEPOOL Agreement in the manner specified below in order to provide for a modified Capability Responsibility and energy billing treatment for restricted generation resources

             NOW THEREFORE, the signatories hereby agree as follows:

                                   Section I

                               TEXT OF AMENDMENTS

                A.  Amendment of Section 9.2(b)(2)

                Section 9.2(b)(2) of the NEPOOL Agreement is amended by inserting the following additional provisions immediately following the present final paragraph of Section 9.2(b)(2):

                   The New Unit Adjustment Factor for any Restricted Unit for which proposed plans were submitted subsequent to November 1, 1990 for review pursuant to Section 10.4 (or, in the case of a unit with a rated capacity of less than SMW, for which notification was first given to NEPOOL subsequent to November 1, 1990) and for the Peabody Municipal Light Plant's Waters River #2 unit shall be determined in accordance with the formula previously specified in this Section 9.2(b)(2), modified as follows:

                   n = (K to the 1st base)(c-C) + (K to the 2nd base)(f-F) + (K to the third base)(m-M) + (K to the fourth base)(d-D) + (K to the fifth base)(f-Fc) + (K to the sixth base)(2500-a)

                   The symbols used in the above formula, as modified, shall have the meanings previously specified, except that the symbols "K to the 6th base" and "a" shall have the following meanings:

                   K to the 6th base is a scaling factor of 0.0001. a is as follows:

                     for units with more than 2500 annual
                     hours available for operation, "a" =
                     2500,

                     for units with annual hours available
                     for operation between 500 and 2500,
                     inclusive, "a" = annual hours available
                     for operation, and

                     for units with annual hours available
                     for operation less than 500 hours, "a" =
                     -7500;

         provided, however, that a Participant may elect to avoid, in whole or part, the effect on its Capability Responsibility of a Restricted Unit's availability being limited to 2500 hours or less a year by agreeing to leave unfilled a portion of its dispatchable load allocation in accordance with rules to be adopted by the Operations Committee.

         B.   Amendment of Section 12.6

             The first two sentences of Section 12.6 of the NEPOOL Agreement are amended to read as follows:

                 If pursuant to Section 12.5A, a Participant is deemed to have received energy service in any hour when the Participant (i) had Entitlements in one or more generating units which were available for service but were not scheduled for operation by NEPEX at their full available Reserve Capability (or, to the extent applicable, at their full available Temporary Reserve Capability) and which, in the case of any Restricted Unit, had an unused portion of an available Restricted Unit Operational Allowance and/or (ii) had Scheduled Outage Service Entitlements, the Participant shall be deemed to have received Economy Flow Service and/or Scheduled Outage Service in an amount equal to the lesser of:

                 (a) the amount of energy service the Participant is deemed to have received pursuant to Section 12.5A, or

                 (b) the amount of energy service which could have been provided from its share of (1) the unused portion of the available Reserve or Temporary Reserve Capabilities of the units described in (i) above, as limited in the case of any Restricted Unit by the unused portion of its available Restricted
                 Unit Operational Allowance, plus (2) its Scheduled Outage Service Entitlements.

         Economy Flow Service is service which a Participant is deemed to receive at any time to replace service which it could have provided at the time from units described in (i) above, and the amount of Economy Flow Service which it is deemed to receive at the time shall not exceed the amount of energy service which could have been provided from its share of the unused portions of the available Reserve Capabilities (or, to the extent applicable, the unused portion of the available Temporary Reserve Capabilities or the unused portion of the available Restricted Unit Operational Allowances, whichever is controlling) of such units.

         C. Addition of Definitions of "Restricted Unit" and "Restricted Unit Operational Allowance".

             The NEPOOL Agreement is amended by adding the following definitions following the definition of "Reserve Savings Shares" in Section 15 37A:

              15.37B. Restricted Unit is a generating unit, other than a hydroelectric unit, that is restricted in annual hours available for operation by regulatory requirements, contract terms or actual engineering or
                        operating constraints   Planned or
                        forced outages due to maintenance
                        requirements are not considered
                        restrictions in annual hours available
                        for operation.

              15.37C. Restricted Unit Operational Allowance ("Allowance") for a Participant's Entitlement in a Restricted Unit for any calendar year (or for the term of the Entitlement in any year, if such term is for a shorter period than the year) is the number of hours for which the Restricted Unit is available for operation during the year or such shorter period, whichever is applicable. The Allowance for a Participant's Entitlement in a Restricted Unit for any year or shorter period shall be deemed to be exhausted when (i) the number of hours that the Operations Committee determines the Participant would have used its Restricted Unit Entitlement to minimize the Participant's overall energy costs in the absence of NEPEX dispatch, plus (ii) the number of hours that the Participant is deemed to receive Scheduled Outage Service with respect to its Entitlement in the Restricted Unit during the year or such shorter period pursuant to Section 12.6, equals the Allowance.

         D.    Modification of Definition of "Scheduled Outage Service
               Entitlement".

             The definition of "Scheduled Outage Service Entitlement" in
         Section 15.38B of the NEPOOL Agreement is amended to read as follows:

              15.38B Scheduled Outage Service Entitlement of a Participant is the amount of Scheduled Outage Service which the Participant is entitled to receive in any hour with respect to a generating unit which is scheduled by the Operations Committee to be out of service, in whole or in part, for maintenance during a period approved for it by the Operations Committee for Scheduled Outage Service and is in fact out of service, in whole or in part, for any reason during the approved period. Such amount is equal to the lesser of
                        (i) the portion of the Participant's
                        share of the Reserve Capability of such
                        unit which is unavailable for service
                        times an estimated average availability
                        of such unit between its periodic
                        scheduled outages or (ii) in the case of
                        any generating unit with a currently
                        applicable Temporary Reserve Capability,
                        the portion of the Participant's share
                        of the Temporary Reserve Capability
                        which is unavailable for service;
                        provided, however, that (a) in the case
                        of any Limited Fuel Unit, the amount of
                        a Participant's Scheduled Outage Service
                        Entitlement shall be reduced, if
                        appropriate, to take account of any
                        limit on the availability of stream flow
                        or fuel to operate the unit during the
                        outage period, and (b) in the case of
                        any Restricted Unit, the Participant's
                        Scheduled Outage-Service Entitlement
                        shall be limited to the unused portion,
                        if any, of its currently available
                        Restricted Unit Operational Allowance
                        for the unit   The Operations Committee
                        shall develop rules for establishing the estimated average availability of each unit between scheduled outages. Such rules shall become effective upon approval by the Management Committee.

                                   SECTION II

                           EFFECTIVENESS OF AGREEMENT

         Following its execution by the requisite number of Participants, this Agreement, and the amendments provided for above, shall become effective on August 1, 1993, or on such later date as the Federal Energy Regulatory Commission shall provide that such amendment shall become effective.

                                    SECTION III

                               USAGE OF DEFINED TERMS

         The usage in this Agreement of terms which are defined in the NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the NEPOOL Agreement.

                                   SECTION IV

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the
         counterparts had signed the same instrument   Any signature page
         of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.


         IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 1st day of May, 1993.

                                                      CONFORMED COPY


                           COUNTERPART SIGNATURE PAGE
                       TO TWENTY-NINTH AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT
                            DATED AS OF MAY 1, 1993

             The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-eight (28) amendments, the most recent prior amendment being an amendment dated as of September 15, 1992.

         Ashburnham Municipal Light Department
         By:  /s/  Robert W. Gould
              Manager
              86 Central Street
              P.O.  Box 823
              Ashburnham, MA 01430

         Bangor Hydro-Electric Company
         By:  /s/  Carroll R. Lee
              Vice President, Operations
              33 State Street
              P O. Box 932
              Bangor, ME 04402-0932

         Boston Edison Company
         By:  /s/ B.W. Reznicek
              Chairman, President and Chief
                Executive Officer
              800 Boylston Street
              Boston, MA  02199

         Boylston Municipal Light Department
         By:  /s/ H. Bradford White Jr.
              Manager
              Tivnan Road, P.O. Box 560
              Boylston, MA  01505

         Braintree Electric Light Department
         By:  /s/ Walter R. McGrath
              General Manager
              44 Allen Street
              Braintree, MA 02184

         Central Maine Power Company
         By:  /s/ Donald F. Kelly
              Senior Vice President
              Edison Drive
              Augusta, ME 04336

         Commonwealth Electric Company
         By:  /s/ James J. Keane
              Vice President - Power Supply and
              Transmission
              2421 Cranberry Highway
              Wareham, MA  02571

         Concord Municipal Light Plant
         By:  /s/ Daniel J. Sack
              Superintendent
              135 Keyes Road
              Concord, MA 01742

         Connecticut Municipal Electric
         Energy Cooperative
         By:  /s/ Maurice R. Scully
              Executive Director
              30 Stott Avenue
              Norwich, CT 06360

         Eastern Utilities Associates
         By:  /s/ Donald G. Pardus
              Chairman/CEO
              P.O.  Box 2333
              Boston, MA 02107

         Fitchburg Gas and Electric
                Light Company
         By:  /s/ David K. Foote
              Senior Vice President
              216 Epping Road
              Exeter, NH 03833

         Georgetown Municipal Light Department
         By:  /s/ Edward Stanley
              Manager
              Moulton and West Main Streets
              Georgetown, MA 01833

         Groton Electric Light Department
         By:  /s/ Roger H. Beeltje
              Manager
              P.O. Box 679
              Groton, MA 01450

         Hingham Municipal Lighting Plant
         By:  /s/ Joseph R. Spadea, Jr.
              General Manager
              19 Elm Street
              Hingham, MA 02043

         Holden Municipal Light Department
         By:  /s/ Edla Ann Bloom
              Director
              94 Reservoir Street
              Holden, MA  01520

         Holyoke Gas & Electric Department
         By:  /s/ George E. Leary
              Manager
              70 Suffolk Street
              Holyoke, MA 01040

         Littleton Electric Light and Water
         Department
         By:  /s/ Curtis J. Lanciani
              General Manager
              39 Ayer Road
              Littleton, MA 01460

         Marblehead Municipal Light Department
         By:  /s/ Richard L. Bailey
              General Manager
              80 Commercial Street, Box 369
              Marblehead, MA  01945

         Middleborough Gas & Electric Department
         By:  /s/ John W. Dunfey
              General Manager
              32 South Main Street
              Middleboro, MA 02346

         Middleton Municipal Electric Department
         By:  /s/ William E. Kelley
              Interim Manager
              197 North Main Street
              Middleton, MA  01949

         New England Electric System
         By:  /s/ Jeffrey D. Tranen
              Vice President
              25 Research Drive
              Westborough, MA 01582

         Northeast Utilities Companies
         The Connecticut Light and Power
            Company
         By:  /s/ Bernard M. Fox
              President and Chief Operating
              Officer
              P.O. Box 270
              Hartford, CT  06141-0270

         Western Massachusetts Electric
         Company
         By:  /s/ Bernard M. Fox
              President and Chief Operating
              Officer
              P.O Box 270
              Hartford, CT  06141-0270

         Holyoke Water Power Company
         By:  /s/ Bernard M. Fox
              President and Chief Operating
              Officer
              P.O.  Box 270
              Hartford, CT  06141-0270

         Holyoke Power and Electric Company
         By:  /s/ Bernard M. Fox
              President and Chief Operating
              Officer
              P.O. Box 270
              Hartford, CT  06141-0270

         Public Service Company of New
         Hampshire
         By:  /s/ W. T. Frain, Jr
              Senior Vice President
              1000 Elm Street
              Manchester, NH  03105

         Pascoag Fire District
         By:  /s/ Thomas J. Beauregard
              Chairman
              P.O. Box 107
              Pascoag, Rhode Island 02859

         Paxton Light Department
         By:  /s/ Harold L. Smith
              Manager
              578 Pleasant Street
              Paxton, MA  01612

         Princeton Municipal Light Department
         By:  /s/ Sharon A. Staz
              General Manager
              P.O. Box 247
              Princeton, MA 01541-0247

         Rowley Municipal Lighting Plant
         By:  /s/ G. Robert Merry
              Manager
              47 Summer Street
              Rowley, MA 01969

         Shrewsbury's Electric Light Plant
         By:  /s/ Thomas R. Josie
              General Manager
              100 Maple Avenue
              Shrewsbury, MA 01545

         Town of South Hadley Electric
         Light Department
         By:  /s/ Wayne D. Doerpholz
              Manager
              85 Main Street
              South Hadley, MA 01015

         Taunton Municipal Lighting Plant
         By:  /s/ Joseph M. Blain
              General Manager
              P O. Box 870
              Taunton, MA  02780

         Templeton Municipal Light Plant
         By:  /s/ Gerald Skelton
              Manager/Engineer
              2 School Street
              Baldwinville, MA 01436

         The United Illuminating Company
         By:  /s/ Richard J. Grossi
              Chairman and Chief Executive
              Officer
              157 Church Street
              New Haven, CT 06506-0901

         UNITIL Power Corporation
         By:  /s/ David K. Foote
              Senior Vice President
              216 Epping Road
              Exeter, NH 03833

         Vermont Electric Power Company, Inc.
         By:  /s/ Richard W. Mallary
              President
              P.O. Box 548
              Rutland, VT 05702-0548

         Central Vermont Public
         Service Corporation
         By:  /s/ Robert de R. Stein
              Senior Vice President
              Engineering & Energy Resources
              77 Grove Street
              Rutland, VT 05701

         Franklin Electric Light Company
         By:  /s/ Hugh H. Gates
              President
              P.O  Box 96
              Franklin, VT 05457

         Green Mountain Power Corporation
         By:  /s/ John V. Cleary
              President & Chief Executive
              Officer
              P.O  Box 850
              South Burlington, VT 05402

         Vermont Marble Power Division of
         OMYA, Inc.
         By:  /s/ John M. Mitchell
              Executive Vice President
              61 Main Street
              Proctor, VT 05765

         Village of Jacksonville
         By:  /s/ Earle S.  Holland
              President Board of Trustees
              P.O. Box 73
              Jacksonville, VT 05342

         Village of Ludlow Electric Light
         Department
         By:  /s/ Donald Ellison
              Chairman, Board of
              Commissioners
              P.O. Box 289
              Ludlow, VT  05109

         Village of Morrisville Water and
         Light Department
         By:  /s/ James C  Fox
              Superintendent
              P.O. Box 325
              Morrisville, VT  05661-0325

         Village of Northfield Electric
         Department
         By:  /s/ Kevin O'Donnell
              Municipal Manager
              26 South Main Street
              Northfield, VT 05663

         Readsboro Electric
         By:  /s/ Annette Caruso
              Clerk
              P.O. Box 247
              Readsboro, VT 05350

         Wakefield Municipal Light Department
         By:  /s/ William J. Wallace
              General Manager
              9 Albion Street
              Wakefield, MA  01880

         Westfield Gas & Electric Light
         Department
         By:  /s/ Daniel Golubek
              General Manager
              Elm Street
              Westfield, MA  01085